UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22853

                    ArrowMark Financial Corp.

(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325
                    Denver, CO 80206
(Address of principal executive offices) (Zip code)

Sanjai Bhonsle, CEO
ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325

                    Denver, CO 80206
(Name and address of agent for service)

Copies of Communications to:

John M. Ford, Esq.

Troutman Pepper Locke

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant's telephone number, including area code: (303) 398-2929

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Semi-Annual Report June 30, 2026 (unaudited)

ARROWMARK FINANCIAL CORP.

As of June 30, 2026

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 3.8%
Banking – 3.8%
EverBank Financial Corp.	Subordinated Term Loan, 7.50%, 9/01/2035, 144A(4)(5)	$2,000,000	$2,045,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/01/2030(5)(6)	$700,000	640,500
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/01/2028(5)	$4,000,000	3,520,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(5)(6)	$1,700,000	1,576,750
	Total Term Loans (Cost $8,400,000)		7,782,250
Structured Debt Securities – 7.2%
Banking – 7.2%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 10.67%), 144A(4)(7)	$14,860,000	11,757,975
TCW CLO 2025-1 LTD	Preferred Shares, 9.58%, 4/20/2038(5)(8)	$3,000,000	2,913,912
	Total Structured Debt Securities (Cost $17,701,118)		14,671,887
Regulatory Capital Relief Securities – 102.6%
Banking – 102.6%
Absolute	Credit Linked Note, 16.84%, 10/10/2027(9)**	$531,869	445,846
Algonquin	Credit Linked Note, 3.65%, 11/01/2027(5)(8)+	$485,471	485,471
Algonquin	Credit Linked Note, 13.90%, 11/01/2028(8)+	$1,965,343	1,929,395
Algonquin	Guarantee Linked Note, 3.65%, 05/01/2027(5)(8)+	$481,081	457,027
AMF Ireland Finance 1 - Series 1	Profit Participating Note, 17.14%, 06/30/2031(5)(8)	$6,962,108	7,272,653
AMF Ireland Finance 1 - Series 2	Profit Participating Note, 10.88%, 12/15/2029(5)(9)	$387,763	390,261
AMF Ireland Finance 1 - Series 3	Profit Participating Note, 11.12%, 05/31/2033(5)(8)	$3,000,000	2,986,692
AMF Ireland Finance 1 - Series 4	Profit Participating Note, 9.75%, 08/20/2029(5)(10)	€1,700,000	1,945,396
AMF Ireland Finance 2 - Series 2	Profit Participating Note, 14.42%, 04/19/2032(5)(8)	$3,000,000	3,166,619
AMF Ireland Finance 2 - Series 3	Profit Participating Note, 9.83%, 05/09/2033(5)(10)	€5,000,000	5,778,368
AMF Ireland Finance 2 - Series 4	Profit Participating Note, 11.14%, 11/30/2031(5)(8)	$4,000,000	4,005,608
AMF Ireland Finance 2 - Series 5	Profit Participating Note, 9.14%, 08/10/2034(5)(10)**	€4,500,000	5,141,700
AMF Ireland Finance 3 - Series 1	Profit Participating Note, 10.13%, 06/30/2030(5)(9)**	$1,348,708	1,349,912
AMF Ireland Finance 3 - Series 2	Profit Participating Note, 10.42%, 12/31/2034(5)(10)**	€2,013,614	2,310,860
AMF Ireland Finance 3 - Series 3	Profit Participating Note, 13.29%, 07/08/2032(5)(8)	$2,000,000	1,912,972
AMF Ireland Finance 3 - Series 4	Profit Participating Note, 8.15%, 09/30/2039(5)(10)	€4,700,000	5,372,844
AMF Ireland Finance 4 - Series 1	Profit Participating Note, 12.14%, 10/10/2030(5)(8)**	$2,500,000	2,468,750

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp. 1

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
AMF Ireland Finance 4 - Series 2	Profit Participating Note, 9.14%, 12/12/2033(5)(10)	€1,022,511	$1,165,401
AMF Ireland Finance 4 - Series 3	Profit Participating Note, 10.93%, 06/30/2033(5)(11)	£2,500,000	3,345,466
AMF Ireland Finance 4 - Series 4	Profit Participating Note, 8.82%, 11/28/2039(5)(10)**	€1,078,002	1,238,136
AMF Ireland Finance 4 - Series 5	Profit Participating Note, 10.16%, 02/15/2030(5)(8)	$3,000,000	2,979,576
AMF Ireland Finance 4 - Series 6	Profit Participating Note, 9.56%, 06/02/2034(5)(12)**	€2,250,000	2,558,510
AMF Ireland Finance 5 - Series 1	Profit Participating Note, 11.17%, 10/21/2034(5)(8)	$10,000,000	10,130,649
AMF Ireland Finance 5 - Series 2	Profit Participating Note, 9.73%, 12/15/2029(5)(9)	$5,000,000	4,988,500
AMF Ireland Finance 5 - Series 3	Profit Participating Note, 11.09%, 05/28/2032(5)(8)	$8,200,000	8,200,000
AMF Ireland Finance 6 - Series 1	Profit Participating Note, 11.41%, 8/15/2030(5)(8)	$7,000,000	6,978,300
AMF Ireland Finance 6 - Series 2	Profit Participating Note, 10.68%, 4/21/2032(5)(8)	$10,000,000	10,075,920
Auto ABS Synthetic French Loans	Credit Linked Note, 14.71%, 12/27/2030(12)**	€642,582	736,900
Boa Vista	Credit Linked Note, 11.35%, 05/02/2043(10)**	€827,610	947,991
Cedar	Credit Linked Note, 12.70%, 12/15/2027(10)**	€2,079,484	2,402,877
Cedar	Credit Linked Note, 13.20%, 03/30/2030(5)(10)**	€2,612,639	3,051,804
CHAKRA	Credit Linked Note, 13.06%, 11/21/2027(5)(8)+	$1,724,148	1,596,477
Colonnade	Credit Linked Note, 15.81%, 04/30/2028(5)(8)	$5,083,365	5,204,517
Colonnade	Credit Linked Note, 15.53%, 11/30/2029(5)(8)	$6,900,719	7,259,639
Colonnade	Credit Linked Note, 16.33%, 12/15/2029(5)(8)	$4,590,913	4,644,905
Colonnade	Credit Linked Note, 15.67%, 04/30/2030(5)(8)	$9,154,241	9,525,601
CRAFT	Credit Linked Note, 0.00%, 04/30/2028, 144A(4)(5)(13)	$270,544	257,016
CRAFT	Credit Linked Note, 15.39%, 11/28/2030, 144A(4)(5)(8)	$3,774,211	4,294,574
CRAFT	Credit Linked Note, 12.40%, 02/21/2031, 144A(4)(5)(13)	$2,478,103	2,860,671
CRAFT	Credit Linked Note, 12.90%, 11/21/2031, 144A(4)(5)(8)	$10,000,000	10,476,870
CRAFT	Credit Linked Note, 10.92%, 1/21/2035, 144A(4)(5)(8)	$5,000,000	5,049,780
CRAFT	Credit Linked Note, 10.92%, 1/21/2035, 144A(4)(5)(8)**	$5,000,000	5,049,780
FCT Colisee	Credit Linked Note, 10.15%, 07/07/2033(10)+	€925,466	1,053,499
Future Ready Chakra	Credit Linked Note, 11.64%, 12/15/2029(8)+	$4,466,667	4,413,625
LOFT	Credit Linked Note, 11.14%, 02/28/2030, 144A(4)(5)(8)	$2,726,486	2,865,133
LOFT	Credit Linked Note, 22.64%, 02/28/2030, 144A(4)(5)(8)	$5,154,136	6,426,203
Mespil	Credit Linked Note, 13.67%, 12/08/2031(5)(8)**	$1,483,809	507,908
Muskoka	Credit Linked Note, 3.66%, 11/01/2027(5)(8)+	$15,438	14,666
Nansa	Credit Linked Note, 2.17%, 04/05/2026(5)(10)**	€307,685	127,792
Nightingale LF	Credit Linked Note, 14.48%, 04/01/2028(5)(11)**	£2,000,000	2,652,900
Pymes Magdalena	Credit Linked Note, 2.31%, 03/20/2050(10)**	€828,161	933,341
Salisbury	Credit Linked Note, 14.23%, 06/16/2027(11)+	£5,021,855	6,553,527
Salisbury	Credit Linked Note, 8.48%, 6/16/2027(5)(11)+	£7,000,000	9,390,629
Salisbury	Credit Linked Note, 8.48%, 4/17/2028(5)(11)+	£2,570,579	3,467,301

2 ArrowMark Financial Corp. | Semi-Annual Report	See Notes to financial statements.

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
Salisbury	Credit Linked Note, 13.48%, 03/20/2028(5)(11)+	£596,480	$822,105
Salisbury	Credit Linked Note, 13.73%, 04/17/2028(5)(11)+	£3,605,186	5,056,735
Salisbury	Credit Linked Note, 3.73%, 04/17/2028(5)(11)+	£10,847	12,949
Terra	Credit Linked Note, 11.54%, 09/25/2029(8)**	$2,019,149	2,001,279
	Total Regulatory Capital Relief Securities (Cost $204,252,672)		208,739,826
Trust Preferred and Preferred Securities – 0.9%
Banking – 0.9%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A - 9%(5)(14)(15)	$2,789,000	1,673,400
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B - 9%(5)(15)(16)	$200,000	120,000
	Total Trust Preferred and Preferred Securities (Cost $3,004,203)		1,793,400
Common Stocks – 4.3%
Banking – 4.3%
U.S. Bancorp.	Common Stock	$104,100	6,287,640
Wells Fargo & Co.	Common Stock	$30,000	2,479,200
	Total Common Stocks (Cost $7,211,393)		8,766,840
	Total Long-Term Investments (Cost $240,569,386)		241,754,203
Money Market Fund – 0.3%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MSUXX) 3.51%(17)	$554,429	554,429
	Total Money Market Fund (Cost $554,429)		554,429
	Total Investments (Cost $241,123,815)(18)(19) — 119.1%		242,308,632
	Other Assets and Liabilities, Net — (19.1)%(20)		(38,814,406)
	Total Net Assets — 100.0%*		$203,494,226

Company(1)	Investment	# of Contracts(2)	Fair Value(3)
Call Options Written – (1.5%)
Banking – (1.5%)
U.S. Bancorp.	U.S. Bancorp., Notional amount $3,903,750, Expires 1/15/2027, Strike Price $37.50	1,041	$(2,352,660)
Wells Fargo & Co.	Wells Fargo & Co., Notional amount $1,800,000, Expires 6/17/2027, Strike Price $60.00	300	(751,500)
	Total Call Options Written (Premiums received $1,813,197)		$(3,104,160)

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp. 3

(1)	Except with respect to Community Funding 2018, LLC ("CF 2018"), we do not "control" and are not an "affiliate" of any of our investments, as such terms are defined under the Investment Company Act of 1940 (the "1940 Act"). We may be deemed to control and be an affiliate of CF 2018 because we are the sole member of such entity.
(2)	Par Value in USD, GBP, or EUR.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors. All amounts are in USD.
(4)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.
(5)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 199,811,108 or 98.19% of net assets.
(6)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.
(7)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(8)	Floating rate note: 90 Day Average SOFR + minimum of 0.00%
(9)	Floating rate note: 30 Day Average SOFR + minimum of 6.10%
(10)	Floating rate note: 3M EURIBOR (Floored at 0%) + minimum of 0.00%
(11)	Floating rate note: SONIA + minimum of 0.00%
(12)	Floating rate note: 1M EURIBOR + minimum of 7.28%
(13)	Floating rate note: 3M SOFR + minimum of 0.00%
(14)	As of June 30, 2026, this investment has deferred, undeclared and compounding dividends of $759,219 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(15)	Non-income producing securities
(16)	As of June 30, 2026, this investment has deferred, undeclared and compounding dividends of $54,444 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(17)	Current annualized 7-day yield as of June 30, 2026.
(18)	As of June 30, 2026, the tax cost basis of investment securities was $241,123,815. The gross unrealized appreciation over tax cost was $8,507,716 and gross unrealized depreciation under tax cost was $7,322,899. Net unrealized appreciation of tax cost under value was $1,184,817.
(19)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(20)	Includes $40,800,000 in bank loans from Texas Capital Bank.
*	Substantially all of the Company's portfolio assets are pledged in respect of the credit facility (see note 7).
**	Held in Marshall Holdings Limited II.
+	Held in Marshall Holdings Limited III.

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
USD	United States Dollar

4 ArrowMark Financial Corp. | Semi-Annual Report	See Notes to financial statements.

Affiliated Investments

Investments in and advances to Affiliates (as per 210.12-14) for Period Ended 06/30/2026	Shares/Principal Amount*	Net Realized Gain (Loss) for Period	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Interest Received	06/30/2026 Value
Security Name
Community Funding 2018, LLC., Preferred Shares, 10.67%*	$14,860,000	$-	$147,265	$644,549	$11,757,975

* The balance at the beginning of the period was $14,860,000. During the period the Fund made no additions or sales of the position and received no paydowns.

Additional Information

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Delmar Bancorp	4,500,000	Maryland
Fidelity Federal Bancorp	8,000,000	Indiana
First Bancshares, Inc.	10,000,000	Mississippi
Vintage Bancorp	1,150,000	Kansas
Total	$32,650,000

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp. 5

Consolidated Statement of Assets and Liabilities  As of June 30, 2026 (unaudited)

Assets
Unaffiliated investments in securities, at fair value (Cost $226,348,047)	$230,550,657
Affiliated investments in securities, at fair value (Cost $14,775,768)	11,757,975
Cash	1,249,619
Foreign Cash (Cost $472,293)	472,372
Interest and dividends receivable	3,911,691
Prepaid assets	893,807
Total assets	248,836,121

Liabilities
Options written, at value (Premiums received $1,813,197)	3,104,160
Loan payable (Note 7)	40,800,000
Investment advisory fees payable	1,072,125
Loan interest payable	67,152
Taxes payable (Note 5)	39,780
Accrued expenses payable	258,678
Total liabilities	45,341,895

Net Assets	$203,494,226

Net assets consist of:
Common stock, at par ($0.001 per share)	$9,689
Paid-in capital	206,001,467
Total distributable earnings (loss)	(2,516,930)
Net Assets	$203,494,226

Net asset value per share
Common Stock Shares Outstanding	9,688,983
Net asset value per common share	$21.00
Market price per share	$19.55
Market price discount to net asset value per share	(6.90)%

6	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

Consolidated Statement of Operations  For the Six Months Ended June 30, 2026 (unaudited)

This Statement of Operations summarizes the Company’s investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest from unaffiliated investments	$12,426,578
Interest from affiliated investments	644,549
Dividends	128,994
Origination fee income (Note 9)	64,104
Other income (Note 9)	54,077
Total investment income	13,318,302

Expenses
Investment advisory fee	2,024,934
Interest expense	1,182,849
Professional fees	654,254
Delaware franchise tax	297,338
Transfer agent, custodian fees and administrator fees	151,102
Bank fees	129,736
Directors' fees	126,762
Investor relations fees	104,351
Valuation service fees	93,970
Insurance expense	26,049
Miscellaneous fees (proxy, etc.)	162,838
Total expenses	4,954,183
Waivers and/or reimbursements	(455,669)
Net expenses	4,498,514
Net investment income	8,819,788

Realized and Unrealized Gain/(Loss) on Investments, Written Options and Foreign Currency Translations
Net realized loss on investments	(1,624,669)
Net realized gain from forward foreign currency contracts	58
Net realized gain from foreign currency translations	13,032
Net change in unrealized depreciation on unaffiliated investments	(810,060)
Net change in unrealized appreciation on affiliated investments	147,265
Net change in unrealized depreciation on written options	(678,848)
Net change in unrealized depreciation on foreign currency translations	(21,631)
Net realized and unrealized gain/(loss) on investments, written options and forward foreign translations	(2,974,853)

Net Increase in Net Assets Resulting From Operations	$5,844,935

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	7

Consolidated Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company’s net assets has changed during the last two periods stated. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Six months Ended June 30, 2026 (unaudited)	For the Year Ended December 31, 2025
Increase (Decrease) in Net Assets
From Operations
Net investment income	$8,819,788	$16,335,779
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency translations	(1,611,579)	(9,350,964)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(1,363,274)	10,903,283

Net increase in net assets resulting from operations	5,844,935	17,888,098

Distributions to shareholders
From total distributable earnings	(8,936,954)	(16,700,279)
Total distributions	(8,936,954)	(16,700,279)

From Company share transactions
Proceeds from sales	34,877,336	15,012,896
Reinvestment of distributions	166,514	241,887
Increase in net assets resulting from Company share transactions	35,043,850	15,254,783

Total increase	31,951,831	16,442,602

Net assets
Beginning of period	171,542,395	155,099,793
End of period	$203,494,226	$171,542,395
Shares outstanding
Beginning of period	7,810,362	7,120,782
Proceeds from sales	1,870,317	677,880
Reinvestment of distributions	8,304	11,700
End of period	9,688,983	7,810,362

8	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

Consolidated Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the Six Months Ended June 30, 2026 (unaudited)
Cash flows from operating activities
Net increase in net assets from operations	$5,844,935

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investments securities	(66,755,236)
Proceeds from sales and redemptions of investment securities	18,089,157
Net sales of short-term investments	478,077
Proceeds from written options, net	594,361
Net realized loss on investments	1,624,669
Net change in net unrealized depreciation on investments	662,795
Net change in unrealized depreciation on written options	678,848
Net accretion of discount	11,197
Increase in prepaid expenses	(25,417)
Decrease in receivable for investments sold	846,747
Increase in interest receivable and dividends receivable	(483,359)
Increase in advisory fees payable	181,188
Decrease in loan interest payable	(102,031)
Decrease in directors’ fees payable	(53,965)
Decrease in excise tax payable	(194,701)
Decrease in accrued fees payable	(118,400)
Net cash used for operating activities	(38,721,135)
Cash flows from financing activities
Cash contributions by shareholders, net of issuance costs ($748,229)	34,877,336
Increase in loan payable	15,600,000
Cash distributions to shareholders	(12,285,116)
Net cash provided by financing activities	38,192,220
Net decrease in cash	(528,915)
Cash and Foreign Cash:
Beginning of period	2,250,906
End of period	$1,721,991

Supplemental disclosure of cash flow information
Cash paid for interest	$1,284,880
Distributions reinvested	$166,514

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	9

The financial highlights show how the Company’s net asset value for a common stock share has changed during the period.

	For the Six Months Ended June 30, 2026 (unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Per share operating performance
Net Asset value, beginning of period	$21.96		$21.78	$21.43	$20.79	$21.70	$21.44
Net investment income[1]	0.97		2.29	2.65	2.63	1.84	1.60
Net realized and unrealized gain/(loss) on investments[1]	(0.93)		0.18	(0.30)	0.21	(1.09)	0.28
Total from investment operations	0.04		2.47	2.35	2.84	0.75	1.88
Less distributions to shareholders
From net investment income	(1.00)		(2.30)	(2.00)	(1.78)	(1.66)	(1.62)
From net realized capital gains	—		—	—	(0.42)	—	—
Total distributions	(1.00)		(2.30)	(2.00)	(2.20)	(1.66)	(1.62)
Anti-dilutive effect of registered direct offering	$—		$0.01	$—	$—	$—	$—
Net asset value, end of period	$21.00		$21.96	$21.78	$21.43	$20.79	$21.70
Per share market value, end of period	$19.55		$21.82	$20.98	$18.16	$17.04	$21.97
Total investment return based on market value[2]	(5.73	)%*	15.93%	27.89%	20.89%	(15.16)%	23.19%
Total investment return based on net asset value[2]	0.61	%*	12.39%	12.51%	16.93%	4.80%	9.25%
Ratios and supplemental data
Net assets end of period (in millions)	$203.5		$171.5	$155.1	$152.4	$147.7	$153.5
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	5.16	%**	6.53%	6.96%	6.72%	5.64%	4.47%
Expenses after waivers and/or recoupment, if any[4,5]	4.69	%**	6.43%	6.90%	6.67%	5.64%	4.41%
Net investment income[6]	9.19	%**	10.30%	12.33%	12.43%	8.72%	7.46%
Portfolio turnover rate	8	%*	24%	17%	16%	29%	20%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$40,800		$25,200	$46,800	$45,000	$55,600	$60,000
Asset Coverage per $1,000 for revolving credit agreement	5,988		7,807	4,314	4,387	3,656	3,558

1	The net investment income and unrealized gain/(loss) on investments per share were calculated using the average shares outstanding method.
2	Investment return based on net asset value includes management fee and all other expenses paid by the Fund. Dividends are reinvested in accordance with Fund's Dividend Reinvestment Plan. Investment return based on market value is based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.
3	Ratio of expenses before waivers or recoupment, if any, to managed assets equals 4.46%, 4.93%, 5.16%, 5.13%, 4.08%, 3.34%, 3.49%, 3.55%, 3.83%, 3.67% and 3.58% for the period ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016, respectively.
4	Excluding interest expense, net operating expenses would have been 3.45%, 4.21%, 4.29%, 4.31%, 4.09%, 3.53%, 3.61%, 3.40%, 3.61%, 3.75% and 3.74% for the period ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016, respectively.
5	Ratio of expenses after waivers or recoupment, if any, to managed assets equals 4.05%, 4.86%, 5.12%, 5.09%, 4.08%, 3.38%, 3.49%, 3.55%, 3.78%, 3.73% and 3.52% for the period ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016, respectively.
6	Ratio of net investment income to managed assets equals 7.94%, 7.78%, 9.15%, 9.48%, 6.31%, 5.65%, 6.77%, 5.75%, 5.74%, 5.51% and 5.23% for the period ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016, respectively.
*	Not-annualized.
**	Annualized.

10	ArrowMark Financial Corp.| Semi-Annual Report	See Notes to financial statements.

The financial highlights show how the Company’s net asset value for a common stock share has changed during the period.

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Per share operating performance
Net Asset value, beginning of year	$21.83	$21.43	$21.56	$21.22	$21.62
Net investment income	1.68	1.54	1.63	1.58	1.56
Net realized and unrealized gain/(loss) on investments	(0.50)	0.38	(0.10)	0.26	(0.50)
Total from investment operations	1.18	1.92	1.53	1.84	1.06
Less distributions to shareholders
From net investment income	(1.57)	(1.52)	(1.66)	(1.50)	(1.46)
Total distributions	(1.57)	(1.52)	(1.66)	(1.50)	(1.46)
Net asset value, end of year	$21.44	$21.83	$21.43	$21.56	$21.22
Per share market value, end of period/year	$19.25	$22.30	$19.30	$20.13	$18.69
Total investment return based on market value	(5.76)%	24.00%	3.84%	16.21%	24.45%
Total investment return based on net asset value	7.22%	9.32%	7.65%	9.62%	6.53%
Ratios and supplemental data
Net assets end of period (in millions)	$140.8	$143.2	$140.4	$141.0	$138.6
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any	4.17%	4.39%	5.01%	4.93%	5.02%
Expenses after waivers and/or recoupment, if any	4.17%	4.39%	4.95%	5.01%	4.94%
Net investment income	8.10%	7.11%	7.52%	7.39%	7.33%
Portfolio turnover rate	60%	13%	30%	16%	34%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$43,000	$17,700	$51,000	$25,750	$61,500
Asset Coverage per $1,000 for revolving credit agreement	4,274	9,090	3,753	6,478	3,253

See Notes to financial statements.	Semi-Annual Report | ArrowMark Financial Corp.	11

Note 1 — Organization

ArrowMark Financial Corp. (“AMFC” or the “Company”) is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) which commenced investment operations on November 13, 2013. In addition, AMFC has elected to be treated for tax purposes as a regulated investment company (‘‘RIC’’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

Investment Objectives — ArrowMark Financial Corp.’s primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation. There can be no assurance that the Company will achieve the investment objectives.

Investment Strategies — The Company is focused on income generation, capital preservation, and providing risk-adjusted rates of return. The Company attempts to achieve its investment objective through investment in preferred equity, debt and subordinated debt, structured notes and securities, convertible securities, regulatory capital securities and common equity issued or structured by banks and financial institutions including community banks, larger regional, national and money center banks domiciled in the United States and foreign and global money center banks. (“banking-related securities”). The Company makes investments that will generally be expected to pay the Company dividends and interest on a current basis and generate capital gains over time. The Company may seek to enhance the Company’s returns through the use of warrants, options and other equity conversion features. The Company has a policy to invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in such banking-related securities.

The Company focuses its portfolio on making long-term, passive, non-control investments in the banking sector, including “regulatory capital securities” which are securities issued or structured by banks seeking capital that is treated more favorably under banking regulations than other types of capital, acquisitions and other refinancing activities regulatory capital securities are issued or structured by a bank to maintain or reduce its regulatory capital requirements by transferring certain credit risks to investors. Regulatory capital securities may be structured in a variety of ways and are highly bespoke to the needs of the bank or other deposit-taking institution involved. Regulatory capital securities may be in the form of structured notes (e.g., credit-linked notes), contingent convertible securities, and other structured products or transactions. The Company intends to continue to direct investments in numerous issuers differentiated by asset size, business models and geographies. The Company also may invest in an option strategy that will normally consist of writing (selling) call options on bank equity securities in the Company’s portfolio (“covered calls”). The Company invests in foreign securities and the Company is not limited in the amount of assets the Company may invest in such foreign securities.

The Company indirectly invests in securities issued or structured by banks through structured securities and credit derivatives, including collateralized loan obligations (CLOs) and credit-linked notes. The Company currently invests in credit-linked notes for which the performance and payment of principal and interest is tied to a reference asset such as a pool of loans originated by a bank and held on its

12	ArrowMark Financial Corp.| Semi-Annual Report

balance sheet. The Company also invests in equity and junior debt tranches of CLOs, and other debt securitizations, that are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to (and, to a lesser extent, unsecured, subordinated debentures and notes issued by) community banks or savings institutions or their respective holding companies. The Company may also invest in other securities and instruments that are related to these investments or that the Advisor believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. These indirect investments provide exposure to and focus on the same types of direct investments that the Company makes in banking companies and, accordingly, the Company’s investments in structured securities (such as credit-linked notes and CLOs) and credit derivatives that provide exposure to the banking industry are considered an investment in banking securities. The loans or other assets pledged as collateral in these securitizations may not be publicly rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated. The Company believes that the use of such instruments complements the Company’s overall strategy and enhance the diversity of the Company’s holdings.

The Company may also incur additional leverage to the extent permitted by the Investment Company Act. Although the Company normally seeks to invest substantially all of the Company’s assets in banking-related securities, the Company reserves the ability to invest up to 20% of the Company’s assets in other types of securities and instruments.

Additionally, the Company may take temporary defensive positions that are inconsistent with the Company’s investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Company does so, the Company may not achieve the Company’s investment objective. The Company may also choose not to take defensive positions.

Consolidation of Disregarded Entities — The Company makes certain investments in securities through Marshall Holdings II, Limited and Marshall Holdings III, Limited, both organized under the laws of the Cayman Islands (the “Disregarded Entities”). The consolidated financial statements of the Company include all assets and liabilities of the Disregarded Entities.  All inter-company accounts and transactions have been eliminated.  As of June 30, 2026, the net assets of the Disregarded Entities were $69,179,692, which represented 34.00% of the Fund’s net assets.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by AMFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and requires the Board of Directors, inclusive of the sub-committees, and ArrowMark Asset Management, LLC (the "Advisor") to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — AMFC considers domestic and foreign highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation– The most significant estimates made in the preparation of the financial statements of ArrowMark Financial Corp (“AMFC” or the “Company”). are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that AMFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

Semi-Annual Report | ArrowMark Financial Corp.	13

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•	Level 1— Quoted prices in active markets for identical securities;

•	Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•	Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by  AMFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, AMFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. AMFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

AMFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. AMFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent AMFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market

14	ArrowMark Financial Corp.| Semi-Annual Report

value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Structured Debt Securities– AMFC may acquire equity or preferred equity in structured debt securities or other structured financings. In valuing such investments, AMFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such structured debt securities and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. AMFC’s investment in structured debt securities and other structured financings that utilize leverage may make it more likely that substantial changes in the Company’s net asset value (“NAV”) will occur.

The fair value of the structured debt securities is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date.  When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Structured debt securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs.  At June 30, 2026, AMFC’s investment in Community Funding 2018, LLC was valued on the basis of the average of two broker quotes.

Service fees are paid to StoneCastle Investment Management, LLC, (“The Servicer”). The Servicer rebates the entire service fee to AMFC quarterly. For the six months ended June 30, 2026 this amounted to $54,077 relating to Community Funding 2018, LLC.

Regulatory Capital Relief Securities. Regulatory capital relief securities are senior unsecured debt obligations that are credit linked to the performance of a reference portfolio of certain loan related claims on corporate and similar entities. The fair value of regulatory capital relief securities is generally based on broker quotes. Regulatory capital relief securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions). When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date.  When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred and trust preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities. Under procedures established by the Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available

Semi-Annual Report | ArrowMark Financial Corp.	15

or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Such determination of fair value may involve subjective judgments and estimates.

Equity Securities. AMFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company’s policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported “bid” price if held long, and last reported “ask” price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at June 30, 2026, were as follows:

	TOTAL FAIR VALUE AT 6-30-26	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Assets

Term Loans	$7,782,250	$—	$—	$7,782,250

Structured Debt Securities	14,671,887	—	11,757,975	2,913,912

Regulatory Capital Relief Securities	208,739,826	—	21,418,280	187,321,546

Trust Preferred and Preferred Securities	1,793,400	—	—	1,793,400

Common Stocks	8,766,840	8,766,840	—	—

Money Market Fund	554,429	554,429	—	—

Total Assets	$242,308,632	$9,321,269	$33,176,255	$199,811,108

Liabilities

Derivatives:

Equity Risk Contracts

Written Options	(3,104,160)	(3,104,160)	—	—

Total Liabilities	$(3,104,160)	$(3,104,160)	$—	$—

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

16	ArrowMark Financial Corp.| Semi-Annual Report

For fair valuations using significant unobservable inputs, U.S. GAAP requires AMFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires AMFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

	TERM LOANS	STRUCTURED DEBT SECURITIES	REGULATORY CAPITAL RELIEF SECURITIES	TRUST PREFERRED AND PREFERRED SECURITIES	TOTAL
Balance at December 31, 2025	$7,842,500	$—	$140,980,800	$1,793,400	$150,616,700
Realized loss including earnings	—	—	(1,390,834)	—	(1,390,834)
Unrealized depreciation on investments	(60,250)	(11,437)	(1,082,064)	—	(1,153,751)
Purchases	—	2,921,250	61,420,137	—	64,341,387
Sales	—	—	(15,200,896)	—	(15,200,896)
Transfers in	—	—	2,649,872	—	2,649,872
Transfers out	—	—	—	—	—
Amortization	—	4,099	(55,469)	—	(51,370)
Balance at June 30, 2026	$7,782,250	$2,913,912	$187,321,546	$1,793,400	$199,811,108

The change in unrealized depreciation on Level 3 securities held as of June 30, 2026 was $(1,153,751).

	FAIR VALUE AT 6-30-26	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Term Loans	$7,782,250	Broker Quote	—	—	—
Structured Debt Securities	$2,913,912	Broker Quote	—	—	—
Regulatory Capital Relief Securities	$159,990,495	Broker Quote	—	—	—
Regulatory Capital Relief Securities	$25,976,130	Cost	—	—	—
Regulatory Capital Relief Securities	$1,354,921	Residual	—	—	—
Trust Preferred and Preferred Stock	$1,793,400	Broker Quote	—	—	—
	$199,811,108

In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated subsidiary-Community Funding 2018, LLC (CF 2018) as a significant subsidiary under the respective rules. However, as of December 31, 2025, CF 2018 was not considered a significant subsidiary under Regulation S-X Rule 1-02(w).

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by AMFC, after

Semi-Annual Report | ArrowMark Financial Corp.	17

deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S.GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

For the six-months ended June 30, 2026, the Fund’s quarterly average volume of derivatives is as follows:

Written Options (Proceeds)
$1,374,393

Forward Foreign Currency Transactions/Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon

18	ArrowMark Financial Corp.| Semi-Annual Report

entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. For the six months ended June 30, 2026, the Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts — Purchased	Forward Foreign Currency Contracts — Sold
$25,789	$25,888

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Disclosure About Derivative Instruments and Hedging Activities — The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, the Fund’s derivative instruments as of June 30, 2026.

The following table lists the fair values of the Fund’s derivative holdings as of June 30, 2026 grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Contracts	Foreign Currency Contracts	Total
Liabilities Derivatives
Written options	Options written, at value	$(3,104,160)	$—	$(3,104,160)
Total Value - Liabilities		$(3,104,160)	$—	$(3,104,160)

Semi-Annual Report | ArrowMark Financial Corp.	19

The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the six months ended June 30, 2026, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized gain from forward foreign currency contracts	$—	$58	$58
Total Realized Gain (Loss)		$—	$58	$58

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the six months ended June 30, 2026, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Change in appreciation (depreciation)
Written Options	Net change in unrealized depreciation of written options	$(678,848)	$—	$(678,848)
Total change in depreciation		$(678,848)	$—	$(678,848)

Note 3 — Investment Advisory Fee and Other Fee Arrangements

ArrowMark Asset Management, LLC, serves as investment advisor to AMFC pursuant to a management agreement with AMFC (the “Management Agreement”). For its services as the investment advisor, AMFC pays the Advisor a fee at the annual rate of 1.75% of managed assets.  AMFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our managed assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

In addition, for the period ended June 30, 2026, the Advisor reimbursed the Fund $455,669 for expenses related to Investor Relations Fees, representing approximately 0.22% of net assets.

AMFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of AMFC’s audit committee, nominating committee and the Lead Independent Director are each paid an additional $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from AMFC. AMFC has incurred $126,762 of Directors fees for the six months ended June 30, 2026.

Note 4 — Purchases and Sales and Redemptions of Securities

For the six months ended June 30, 2026, (i) the cost of purchases was $66,755,236 (ii) the sales and redemptions of securities was $18,089,157.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment,  AMFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2%

20	ArrowMark Financial Corp.| Semi-Annual Report

of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund has accrued an excise tax of $234,481 for the calendar year 2025.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

AMFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires AMFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. AMFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, AMFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(13,433,446)
Unrealized Appreciation*	1,247,536
Undistributed Ordinary Income	13,311,491
Other	(550,492)
Total	$575,089

* Includes unrealized appreciation on foreign currency translations.

For the year ended December 31, 2025, the tax character of distributions paid by the Company was $16,700,279 of ordinary income dividends and $0 of long-term capital gains. For the year ended December 31, 2024, the tax character of distributions paid by the Company was $14,236,215 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.10 per share dividend on December 15, 2025 and a $0.15 per share dividend on January 9, 2026, both of which were paid on January 30, 2026. The Company also declared $0.15 per share dividends on January 23, 2026, March 10, 2026, April 13, 2026, May 12, 2026 and June 12, 2026, which were paid on February 27, 2026, March 31, 2026, April 30, 2026, May 29, 2026 and June 30, 2026, respectively.

At June 30, 2026, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by AMFC were as follows:

Federal tax cost	$241,123,815
Gross unrealized appreciation	8,507,716
Gross unrealized depreciation	(7,322,899)
Net unrealized appreciation	$1,184,817

Pursuant to federal income tax rules applicable to regulated investment companies, AMFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2025 and ending December 31, 2025, any amount

Semi-Annual Report | ArrowMark Financial Corp.	21

of losses elected within the tax year will not be recognized for federal income tax purposes until 2026. For the year ended December 31, 2025, AMFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2025 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. AMFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2025, AMFC had capital loss carryforwards of $13,433,446, of which $2,763,820 are short-term losses and $10,669,626 are long-term losses.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company’s prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company’s common shares (“Common Shares”) is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares’ market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

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Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a Federal Deposit Insurance Corporation ("FDIC")-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Regulatory Capital Relief Securities Risk — Regulatory capital relief securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital relief securities, where stricter regulation could make regulatory capital relief securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem

Semi-Annual Report | ArrowMark Financial Corp.	23

an investment early, which subjects the Company to reinvestment risk. Regulatory capital relief securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

Note 7 — Revolving Credit Agreement

The Company has utilized a revolving credit agreement with Texas Capital Bank, located in Dallas, Texas. (the “Credit Agreement” or “Credit Facility”) since June 9, 2014.  The Credit Agreement has been modified since then to reflect changes in borrowing amounts and lending terms.

The most recent modifications are as follows:

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

•	The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.

•	The maturity date of the Credit Facility has been extended for five years to May 16, 2022.
•	The size of the Credit Facility has been adjusted from $70 million to $62 million.
•	The Company is charged a fee of 0.50% on any undrawn commitment balance.
•	The Company was no longer required to maintain a deposit account of $3.5 million.

On May 25, 2022, the Company amended the following terms of its Credit Agreement:

•	The maturity date of the Facility was extended to May 27, 2025 (which may be extended until May 27, 2026 at the option of the Company).
•	The maximum size of the Facility was increased from $62 million to $70 million and the cost of the Facility was priced at Secured Overnight Funding Rate ("SOFR") + 2.61%.
•	At closing, two additional lenders joined Texas Capital Bank as the lending group.

On March 19, 2025, the Company amended the following terms of the credit agreement:

•	The maturity date of the Facility was extended to May 27, 2028.

The Credit Agreement contains customary covenants, negative covenants, and default provisions, including covenants that limit the Company’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease, or otherwise transfer, directly or indirectly, all or substantially all of its assets.  The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company’s policies.

The Facility was rated “A3” by Moody’s Investor Services as of December 31, 2021. As of January 12, 2022, the rating was Baa1. The Facility remains secured by substantially all of the assets of the Company.

As of June 30, 2026, $40,800,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. For the six months ended June 30, 2026, the average daily loan balance was $34,475,691, a weighted average interest rate of 6.31% with respect to these borrowings, interest expense of $1,182,849 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, AMFC may enter into contracts that provide general indemnifications. AMFC’s maximum exposure under these arrangements is dependent on claims that may be made against

24	ArrowMark Financial Corp.| Semi-Annual Report

AMFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the AMFC’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to AMFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding 2018, LLC. AMFC had closing fee income of $64,104 and other income of $54,077 for the six months ended June 30, 2026.

Note 10 — Capital Share Transactions

As of June 30, 2026, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, AMFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13,  2013,  AMFC issued 4,001 shares of common stock. On November 13, 2013, AMFC sold 4,400,000 shares of common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 AMFC sold an additional 125,000 shares and 167,047 shares, respectively, of common stock at a public offering price of $25.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On November 7, 2014, AMFC sold an additional 1,600,000 shares of common stock via an initial public offering at a price of $23.00 per share. On December 2,  2014, AMFC sold an additional 202,000 shares of common stock at a public offering price of $23.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On July 13, 2021, AMFC sold an additional 492,234 shares of common stock at a public offering price of $21.89 in a registered direct offering. The purchase price for one share of common stock was $21.89. The Net Asset Value at the time of the transaction was $21.85. The registered direct offering was accretive to current shareholders.

On December 18, 2025, AMFC sold an additional 673,249 shares of common stock at a public offering price of $22.28 in a registered direct offering. The purchase price for one share of common stock was $22.28. The Net Asset Value at the time of the transaction was $22.20. The registered direct offering was accretive to current shareholders.

On October 21, 2021, the Company filed a prospectus supplement with the U.S. Securities and Exchange Commission (“SEC”), under which it could offer and sell up to $30,000,000 of its common stock (the “Common Stock”) from time to time through an “at-the-market” equity offering program (the “ATM Offering”). Shares of Common Stock were offered through B. Riley Securities, Inc. which served as the sales agent.

For the period of October 21, 2021 to December 31, 2021, the Company sold 5,771 shares of its common stock, for total net proceeds to the Company of $127,331. In connection with such sales, the Company paid a total of approximately $1,299 in sales agent commissions.

For the period January 1, 2022 to December 31, 2022, the Company sold 21,114 shares of its common stock, for total net proceeds to the Company of $458,370. In connection with such sales, the Company paid a total of approximately $6,496 in sales agent commissions.

For the period January 1, 2023 to December 31, 2024, the Company did not sell its common stock. The Company's shelf registration statement was declared effective by the SEC on February 18, 2025. The Company's shelf registration statement expires on February 18, 2028.

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On December 15, 2025, the Company filed a prospectus supplement with the SEC, under which it could offer and sell up to $25,000,000 of its Common Stock from time to time through an ATM Offering. Shares of Common Stock are offered through Alps Distributors, Inc. acting as Distributor. The Distributor entered into a sub-placement agent agreement with UBS Securities LLC. relating to the Common Shares to be offered.

For the period January 1, 2025 to December 31, 2025, the Company sold 4,631 shares of its common stock, for total net proceeds to the Company of $102,908.

For the period January 1, 2026 to June 30, 2026, the Company sold 1,870,317 shares of its common stock, for total net proceeds to the Company of $35,625,565.

Total shares of Common Stock issued and outstanding at June 30, 2026 were 9,688,983.

Note 11 — Senior Securities

The Company did not have any senior securities outstanding prior to June 9, 2014. Borrowings under the Credit Facility for each fiscal year commencing with December 31, 2013, were as follows:

Class and Year(a)	Total Amount Outstanding(b)	Asset Coverage Per Unit(c)	Average Market Value (excludes Bank Loans)
Credit Facility
Fiscal 2013 (as of December 31, 2013)	N/A(d)	N/A(d)	N/A(d)
Fiscal 2014 (as of December 31, 2014)	$22,500,000	$7,317	N/A
Fiscal 2015 (as of December 31, 2015)	$25,000,000	$6,631	N/A
Fiscal 2016 (as of December 31, 2016)	$61,500,000	$3,253	N/A
Fiscal 2017 (as of December 31, 2017)	$25,750,000	$6,478	N/A
Fiscal 2018 (as of December 31, 2018)	$51,000,000	$3,753	N/A
Fiscal 2019 (as of December 31, 2019)	$17,700,000	$9,090	N/A
Fiscal 2020 (as of December 31, 2020)	$43,000,000	$4,274	N/A
Fiscal 2021 (as of December 31, 2021)	$60,000,000	$3,558	N/A
Fiscal 2022 (as of December 31, 2022)	$55,600,000	$3,656	N/A
Fiscal 2023 (as of December 31, 2023)	$45,000,000	$4,387	N/A
Fiscal 2024 (as of December 31, 2024)	$46,800,000	$4,314	N/A
Fiscal 2025 (as of December 31, 2025)	$25,200,000	$7,807	N/A

(a)	On June 9, 2014, the Company entered into the Credit Facility, a revolving credit agreement which had an initial aggregate principal amount of up to $45,000,000 and stated maturity date of June 9, 2019. The interest rate applicable to borrowings thereunder was generally LIBOR plus an applicable margin of 2.85%. The Credit Facility’s commitment was increased to $70 million on January 16, 2015.The Credit Facility was further amended in May 2017 to reflect a single lender, Texas Capital Bank, N.A., a reduced rate of LIBOR +2.35% and a maximum borrowing amount of $62 million. In May 2022, the Credit Facility was further amended to reflect the addition of two lenders, a new rate of SOFR +2.61% and a maximum borrowing amount of $70 million. See “Leverage—Effects of Leverage” for a description of our revolving credit agreement.
(b)	Total amount of each class of senior securities outstanding at the end of the period.
(c)	The asset coverage ratio for senior securities representing indebtedness is calculated as our consolidated total assets, less all consolidated liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(d)	No credit facility was in place in 2013. The Credit Facility was put in place during 2014. See (a).

Note 12 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” or “RICs” and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2026

Period	Amount Declared
1st Quarter 2026	$0.45
2nd Quarter 2026	$0.45
$0.90

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an “opt out” dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan (the “Plan”) all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by the Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

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For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

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For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2025.

None of the ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), none of the ordinary dividends paid during the fiscal year ended December 31, 2025 are designated as "qualified dividend income,” as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2025 Form 1099-DIV in early 2026. This reflected the tax character of all distributions paid in calendar year 2025.

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-PORT may also be obtained upon request and without charge by calling Investor Relations (877) 855-3434 or on the Company’s website at ir.arrowmarkfinancialcorp.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (877) 855-3434; (2) at ir.arrowmarkfinancialcorp.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company’s portfolio during the Annual period ended June 30 is available upon request and without charge (1) at ir.arrowmarkfinancialcorp.com or by calling Investor Relations (877) 855-3434 and (2) on the SEC’s website at http://www.sec.gov.

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The Annual Meeting of Stockholders of ArrowMark Financial Corp. was held on June 15, 2026, for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matter voted upon at the Meeting:

Proposal 1:

To elect two Class I Directors of the Company, to serve for a term ending at the 2028 Annual Meeting of Stockholders of ArrowMark Financial Corp. and when his successor is duly elected and qualified.

	Voted For	Votes Withheld
Karen Reidy	6,401,187.288	1,074,641.000
Emil Henry	6,401,187.288	1,074,641.000

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Board of Directors and Executive Officers

Our business and affairs are managed under the direction of the board of directors. Accordingly, the board of directors provides broad supervision over our affairs, including supervision of the duties performed by the Advisor. The Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of the Advisor,together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies, or until he or she resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o ArrowMark Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206. The board of directors will initially consist of three directors who are not “interested persons” (as defined in the Investment Company Act) of the Advisor or its affiliates and two directors who are “interested persons” as further discussed below. The directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as “independent directors.”We refer to the directors who are “interested persons” (as defined in the Investment Company Act) are referred to below as “interested directors.” Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term Served	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Sanjai Bhonsle	56	Chief Executive Officer and Chairman, Class III Director	Since February 2020	2028	Partner and Portfolio Manager of ArrowMark Partners, 2012 to Present	None
Karen Reidy, CFA	59	Class I Director	Since February 2020	2026	Partner and Portfolio Manager at ArrowMark Partners from 2008–Present	None

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Independent Directors

Name	Age	Position(s) Held with Company	Term Served	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	64	Class I Director, Lead Independent Director	Since November 2013	2026	CEO and Founder of Tiger Infrastructure Partners	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies
John S. Emrich	58	Class III Director, Chairman of Audit Committee	Since February 2020	2028	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present
Melissa Marano Thompson	57	Class II Director	Since September 2025	2027	Financial Consultant	None

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Katie Jones	42	Chief Financial Officer	Since March 2025	Director of ArrowMark Partners; Chief Financial Officer of Meridian Fund Inc. from March 2018 to present.
Rick Grove	58	Chief Compliance Officer	Since February 2020	Chief Compliance Officer of ArrowMark Colorado Holdings, LLC.; Chief Compliance Officer of ArrowMark Asset Management, LLC.
Blake Rice	49	Secretary	Since September 2021	ArrowMark Partners General Counsel; former Managing Director and Associate General Counsel at Neuberger Berman.

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act:

Sanjai Bhonsle. Sanjai joined ArrowMark Partners in October 2012 and serves as Chief Executive Officer and as Partner and Portfolio Manager for ArrowMark’s leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners’ debt investment group

32	ArrowMark Financial Corp.| Semi-Annual Report

and was a member of the Investment Committee (2001-2005). He also led the group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees. From 1999-2001, Sanjai was a Senior Investment Analyst at lndosuez Capital Partners. Sanjai received a bachelor’s degree in Mechanical Engineering from the University of Wisconsin -Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark Partners’ collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus Capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor’s degree and holds the Chartered Financial Analyst designation.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not “interested persons” of ArrowMark Financial Corp., as defined by the 1940 Act:

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic,legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm’s investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm’s merchant banking arm where he executed management buyouts for Morgan Stanley’s flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Melissa Marano Thompson. Ms. Marano Thompson is a seasoned credit investor and risk manager with a background in leveraged finance, private credit and private equity. Ms. Marano Thompson founded Lower Field Holdings in 2013, a financial consulting firm specializing in debt investing and management. Ms. Marano Thompson currently works with L Catterton, a global private equity firm, as a credit consultant and member of the risk management group. Prior to her consulting work, Ms. Marano Thompson worked in the private debt group of Ares Capital and served as a Senior Vice President and Chief Risk Officer at Firstlight Financial Corporation, a related middle market finance company. Previously, Ms. Marano Thompson was a Managing Director at Oaktree Capital Management, Mezzanine Fund, focusing on bank debt investments. Prior to joining Oaktree Capital Management, Ms. Marano Thompson was a Managing Director and senior portfolio manager at GSO Capital Partners. There she managed approximately $4.5 billion in loan assets across their CLO platform. Ms. Marano Thompson also had prior roles at RBC Capital, Credit Agricole Indosuez (Indosuez Capital) and was credit trained at Chemical Bank.

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Executive Officers Who Are Not Directors

Rick Grove. Rick is a Principal and Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors (2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005- 2007),Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor’s degree in Accounting.

Blake Rice. Blake serves as ArrowMark Partners General Counsel. In his role, Blake leads and manages legal and compliance efforts at ArrowMark and ensures the firm is well-positioned for the continued growth of its business and investment strategies while thoughtfully managing risk. Prior to ArrowMark, Blake worked at Neuberger Berman where he spent the last 13 years as Managing Director and Associate General Counsel for the alternatives business. In his role, Blake managed a team that oversaw legal matters for the alternatives business which consists of private credit,private equity,real estate,infrastructure, and several other alternative strategies. Blake received his B.A. from Trinity University and his J.D. from the University of Chicago.

Katie Jones. Katie serves as Fund Chief Financial Officer and Treasurer for ArrowMark Partners and Meridian Fund, Inc. Prior to joining ArrowMark, she was a Supervisor in the Alternative Investment Accounting group at ALPS Fund Services, a third-party fund administrator and distributor (2008-2014). Katie graduated from Gonzaga University with a Bachelor’s degree in Finance and Master’s degree in Business Administration.

Additional information regarding the Directors of ArrowMark Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company’s website at ir.arrowmarkfinancialcorp.com

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The following information is a summary of certain information about the Company and changes that occurred since the effective date of its registration statement on Form N-2 on February 18, 2025. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Company’s shares.

There have been no changes in the Company’s investment objective or principal investment policies since the Company’s December 31, 2025 Annual Report.

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS

Investment Objectives

ArrowMark Financial Corp.’s primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation. There can be no assurance that the Company will achieve the investment objectives.

Investment Strategies

The Company is focused on income generation, capital preservation, and providing risk-adjusted rates of return. The Company attempts to achieve its investment objective through investment in preferred equity, debt and subordinated debt, structured notes and securities, convertible securities, regulatory capital securities and common equity issued or structured by banks and financial institutions including community banks, larger regional, national and money center banks domiciled in the United States and foreign and global money center banks. (“banking-related securities”). The Company makes investments that will generally be expected to pay the Company dividends and interest on a current basis and generate capital gains over time. The Company may seek to enhance the Company’s returns through the use of warrants, options and other equity conversion features. The Company has a policy to invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in such banking-related securities.

The Company focuses its portfolio on making long-term, passive, non-control investments in the banking sector, including “regulatory capital securities” which are securities issued or structured by banks seeking capital that is treated more favorably under banking regulations than other types of capital, acquisitions and other refinancing activities regulatory capital securities are issued or structured by a bank to maintain or reduce its regulatory capital requirements by transferring certain credit risks to investors. Regulatory capital securities may be structured in a variety of ways and are highly bespoke to the needs of the bank or other deposit-taking institution involved. Regulatory capital securities may be in the form of structured notes (e.g., credit-linked notes), contingent convertible securities, and other structured products or transactions. The Company intends to continue to direct investments in numerous issuers differentiated by asset size, business models and geographies. The Company also may invest in an option strategy that will normally consist of writing (selling) call options on bank equity securities in the Company’s portfolio (“covered calls”). The Company invests in foreign securities and the Company is not limited in the amount of assets the Company may invest in such foreign securities.

The Company indirectly invests in securities issued or structured by banks through structured securities and credit derivatives, including collateralized loan obligations (CLOs) and credit-linked

Semi-Annual Report | ArrowMark Financial Corp.	35

notes. The Company currently invests in credit-linked notes for which the performance and payment of principal and interest is tied to a reference asset such as a pool of loans originated by a bank and held on its balance sheet. The Company also invests in equity and junior debt tranches of CLOs, and other debt securitizations, that are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to (and, to a lesser extent, unsecured, subordinated debentures and notes issued by) community banks or savings institutions or their respective holding companies. The Company may also invest in other securities and instruments that are related to these investments or that the Advisor believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. These indirect investments provide exposure to and focus on the same types of direct investments that the Company makes in banking companies and, accordingly, the Company’s investments in structured securities (such as credit-linked notes and CLOs) and credit derivatives that provide exposure to the banking industry are considered an investment in banking securities. The loans or other assets pledged as collateral in these securitizations may not be publicly rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated. The Company believes that the use of such instruments complements the Company’s overall strategy and enhance the diversity of the Company’s holdings.

The Company may also incur additional leverage to the extent permitted by the Investment Company Act. Although the Company normally seeks to invest substantially all of the Company’s assets in banking-related securities, the Company reserves the ability to invest up to 20% of the Company’s assets in other types of securities and instruments.

Additionally, the Company may take temporary defensive positions that are inconsistent with the Company’s investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Company does so, the Company may not achieve the Company’s investment objective. The Company may also choose not to take defensive positions.

Investment Restrictions

The restrictions listed below are policies of the Company. Except as described herein, the Company may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. Unless otherwise indicated, all limitations applicable to the Company’s investments apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Company’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Company’s total assets, will not require the Company to dispose of an investment.

1.	The Company may borrow money, make loans or issue senior securities to the fullest extent permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

2.	Except with respect to the banking industry, no more than 25% of the Company’s total assets may be invested in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities issued by other investment companies are not considered to represent an industry.

3.	The Company may purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the

36	ArrowMark Financial Corp.| Semi-Annual Report

Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

4.	The Company may underwrite securities to the fullest extent permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The investment restrictions set forth above limit the Company’s ability to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the Investment Company Act. These limitations are based either on the Investment Company Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Company, to determine if a certain practice or the purchase of securities or other instruments is permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no stockholder vote will be required or sought.

Principal Risks

An investment in the Company’s securities involves risk, and the Company urges you to consult your tax and legal advisors before making an investment in the Company’s securities. You could lose some or all of your investment. There can be no assurance that the Company will achieve the Company’s investment objective.

An investment in the Company’s common stock involves significant risks, including:

Risks Related to Investing in the Banking Sector.

The Company’s assets will be concentrated in the banking industry, potentially exposing the Company to greater risks than companies that invest in multiple sectors.

● The Company primarily invests in equity and debt securities issued by banks, subjecting the Company to unique risks.

● All of the Company’s investments are subject to liquidity risk, but the Company may face higher liquidity risk if the Company invests in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.

● The Company expects to keep the Company’s portfolio of securities and investments focused on the bank sector, which would make the Company more economically vulnerable in the event of a downturn in the banking industry.

● A large number of banks may fail during times of economic stress.

● The Company expects to keep the Company’s portfolio of securities and investments focused on the bank sector including community banks whose business is subject to greater lending risks than larger banks.

Risks Related to Banking Regulations and Banking Investments Affecting the Company’s Business

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● The banking institutions in which the Company invests, including global money center banks, are subject to substantial regulations that could adversely affect their ability to operate and the value of the Company’s investments. In addition, geopolitical instability, natural disasters, including outbreaks of infectious diseases, or in times of significant global market downturns, which may impact the value of regulatory capital securities or other investments.

● Regulatory capital securities are subject to several risks. Banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital securities, where stricter regulation could make regulatory capital securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Regulatory capital securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, currency risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

● The Company may become subject to adverse current or future banking regulations.

● Ownership of the Company’s stock by certain types of regulated institutions may subject the Company to additional regulations.

● Investments in banking institutions and transactions related to the Company’s portfolio investments may require approval from one or more regulatory authorities.

● If the Company were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Company would be subject to certain restrictions and regulations.

● The Financial Accounting Standards Board, or FASB, has issued a new credit impairment model, the Current Expected Credit Loss, or CECL model, which must be implemented by banks and certain other companies beginning in 2021. Under the CECL model, entities subject to the model will be required to present certain financial assets carried at amortized cost, such as loans held for investment and held-to-maturity debt securities, at the net amount expected to be collected. The measurement of expected credit losses is to be based on information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This measurement will take place at the time the financial asset is first added to the balance sheet and periodically thereafter. This differs significantly from the “incurred loss” model, which delays recognition until it is probable a loss has been incurred. CECL may create more volatility in the companies in which the Company invests, and this in turn could affect the value of the Company’s portfolio.

Risks Related to the Company’s Investments

● The Company’s investments will be subject to dividend and interest rate fluctuations, and the Company is subject to interest rate risk. In particular, the Company’s investments in subordinated or unsecured debt securities that are perpetual or have maturities in excess of ten years subject the Company to a high degree of interest rate risk.

● Most of the Company’s assets will be unrated, illiquid, and their fair value may not be readily determinable. As a consequence, the Company may be unable to sell such assets at an attractive value for a period of time, if at all. The assets in which the Company invests may not be publicly

38	ArrowMark Financial Corp.| Semi-Annual Report

rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated.

● The Company’s investments in regulatory capital securities subject the Company to the risks of underlying bank assets.

● Risks of credit-linked notes include those risks associated with fixed-income instruments and those of the underlying reference instrument or credit obligation including but not limited to market risk, interest rate risk, credit (default) risk, counterparty risk, valuation risk, foreign security and foreign currency risk.

● The Company may acquire CLO equity and junior debt securities that are subordinated to more senior tranches of CLO debt. CLOs present risks including credit(default), interest rate and prepayment risks. Investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The prices of CLOs (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. CLO interests are generally thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid and the price at which these securities are sold may be less than the price used to calculate the Company’s NAV. CLO equity and junior debt securities are typically highly levered and, therefore, the junior debt and equity tranches in which the Company is currently invested and in which it may invest will be subject to a higher degree of risk of total loss. The loans or other assets pledged as collateral in a CLO may not be publicly rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated.

● Foreign securities may experience greater price volatility and changes in value. Investments denominated in foreign currencies as well as currency hedge transactions will be subject to fluctuations in value.

● Derivatives transactions may limit the ’s income or result in losses.

● The Company may invest in securities rated below investment grade or which are unrated. Securities rated below investment grade and certain unrated securities are considered to be speculative, “high yield,” or “junk” and are subject to greater market and credit risks, and accordingly, that the risk of non-payment or default is higher than investment-grade securities. In addition, such securities may be more sensitive to interest rate changes and more likely to receive early returns of principal in falling rate environments.

Risks Related to the Company’s Use of Leverage

● The Company currently has a bank loan to finance investments as a form of leverage. the Company also has authority to issue preferred stock or engage in reverse repurchase agreements to finance investments.

● Leverage exaggerates the effects of market downturns or upturns on the NAV and market value of the Company’s common stock, as well as on distributions to holders of the Company’s common stock.

● Leverage can also increase the volatility of the Company’s NAV, and expenses related to leverage can reduce the Company’s income.

● In the case of leverage, if the Company’s assets decline in value so that asset coverage requirements for any borrowings or preferred stock would not be met, the Company may be

Semi-Annual Report | ArrowMark Financial Corp.	39

prevented from paying distributions, which could jeopardize the Company’s qualification for pass-through tax treatment, make the Company liable for excise taxes and/or force the Company to sell portfolio securities at an inopportune time.

● The use of leverage through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged, and therefore the CLO securities in which the Company is currently invested and in which the Company intends to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

● The Company utilizes a revolving credit agreement with Texas Capital Bank to provide for a maximum borrowing amount of $70 million and a fee of Secured Overnight Funding Rate (“SOFR”) +2.61%, with a maturity date of May 27, 2028 (the “Credit Facility”).

● The Credit Facility imposes asset coverage requirements, which are more stringent than those imposed by the Investment Company Act, or by the Company’s policies. In addition, the Company agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Facility became effective unless changes to these policies and restrictions are consented to by Texas Capital Bank.

● The covenants or guidelines under the Credit Facility could impede the Advisor from fully managing the Company’s portfolio in accordance with the Company’s investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Credit Facility.

● For as long as the Credit Facility remains in effect, the Company may not incur additional debt under any other facility, except in limited circumstances.

● The Credit Facility allows the Company to prepay borrowings under the Credit Facility at any time. The Company does not anticipate that such guidelines will have a material adverse effect on the holders of the Company’s common stock or on the Company’s ability to achieve the Company’s investment objectives. The Company may also consider alternative measures of obtaining leverage in the future.

Risks Related to the Company’s Operations

● The Company’s performance is highly dependent on the Advisor. The Advisor may rely on assumptions that prove to be incorrect.

● The Advisor and its affiliates may serve as investment advisor to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of the Company or the Company’s stockholders.

● The Company may generate low or negative rates of return on capital, and the Company may not be able to execute the Company’s business plans as expected, if at all.

● The Company’s business model depends to a significant extent upon strong referral relationships, and the Company’s inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect the Company’s business.

● If the Company is unable to source investments effectively, the Company may be unable to achieve the Company’s investment objective.

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● The Company’s quarterly results may fluctuate.

● The Company makes distributions to the Company’s stockholders on a quarterly basis. If the amount of any distribution exceeds the Company’s net investment income or capital gains, then all or a portion of such distribution could constitute a return of capital to stockholders rather than dividend income for tax purposes. A return of capital distribution has the effect of lowering stockholders’ basis in their shares, which will result in higher tax liability when the shares are sold, even if such shares have not increased in value or have, in fact, lost value. In addition to the tax consequences, such a distribution is a return of a shareholder’s own investment, but distributed net of Company expenses, and will decrease the funds available for investment by the Company.

● Financing arrangements with lenders or preferred shareholders may limit the Company’s ability to make dividend payments to the Company’s stockholders.

● The Company may change the Company’s business strategy and operational policies without stockholder consent (unless stockholder consent is specifically required by the Investment Company Act), which may result in a determination to pursue riskier business activities.

● Laws and regulations may prohibit the banks in which the Company invests from paying interest and/or dividends to the Company.

● Legal and regulatory changes could occur that may adversely affect the Company.

● The Company may be required to register as a commodity pool operator.

● Market fluctuations caused by force majeure, terrorism, global pandemics, or certain other acts may adversely affect the Company’s performance. The operational and financial performance of some of the portfolio banks in which the Company makes investments may be impacted by pandemics as globally experienced with COVID-19, which may in turn impact the valuation of the Company’s investments and results of the Company’s operations.

● Changes in interest rates may affect the Company’s net investment income, reinvestment risk and the probability of defaults of the Company’s investments.

Risks Related to the Advisor and/or its Affiliates

● The Company’s performance is dependent on the Advisor, and the Company may not find a suitable replacement if the management agreement is terminated.

● The departure or death of any of the members of senior management of the Advisor or ArrowMark Partners may adversely affect the Company’s ability to achieve the Company’s business objective; The Company’s management agreement does not require the availability to the Company of any particular individuals.

● If the Advisor ceases to be the Company’s manager under the Company’s management agreement, financial institutions that provided the Company’s credit facilities may not provide future financing to the Company.

● The Advisor’s liability is limited under the Company’s management agreement, and the Company has agreed to indemnify the Advisor against certain liabilities.

● There may be potential conflicts of interest between the Company’s management and the Advisor, on one hand, and the interest of the Company’s common stockholders, on the other.

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● The Company is limited in the Company’s ability to conduct transactions with affiliates.

● The Advisor’s investment committee is not independent from its management.

● The Company may compete with the Advisor’s current and future investment vehicles for access to capital and assets.

● There may be other conflicts of interest in the Company’s relationship with the Advisor and/or its affiliates that could negatively affect the Company’s earnings.

● The Advisor’s management of the Company’s business is subject to the oversight of the Company’s board of directors, but the Company’s board of directors will not approve each business decision made by the Advisor.

● The Advisor may be incentivized to incur additional leverage, up to the extent permitted by regulations, even if additional leverage is not in the best interests of the Company’s stockholders.

Risks Related to Offerings

● The price for the Company’s common stock may be volatile.

● The price for the Company’s common stock is subject to market risk.

● Future offerings of debt securities or preferred stock, which would rank senior to the Company’s common stock upon the Company’s liquidation, and future offerings of equity securities, which would dilute the Company’s existing stockholders and may be senior to the Company’s common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of the Company’s common stock.

Risks Related to Taxation

● Despite the Company’s election to be treated as a RIC, the Company may not be able to meet the requirements to maintain an election to be treated as a RIC.

● The Company will be subject to corporate-level federal income tax on all of the Company’s income if the Company is unable to maintain RIC status under Subchapter M of the Code.

● Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder’s particular circumstances.

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ArrowMark Financial Corp. (“we” or “us”) is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (877) 855-3434.

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BOARD OF DIRECTORS

Interested Directors(1)

Sanjai Bhonsle, Chief Executive Officer and Chairman of the Board of Directors

Karen Reidy, Director

Independent Directors

John S. Emrich

Emil Henry, Jr.

Melissa Marano Thompson

OFFICERS

Katie Jones, Chief Financial Officer

Rick Grove, Chief Compliance Officer

Blake Rice, Secretary

INVESTMENT ADVISOR

ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ArrowMark Financial Corp.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board (principal executive officer)

Date	8/27/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board (principal executive officer)

Date	8/27/2026

By (Signature and Title)*	/s/ Katherine Jones
Katherine Jones, Chief Financial Officer (principal financial officer)

Date	8/27/2026

* Print the name and title of each signing officer under his or her signature.